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                                  EXHIBIT 10.2

                            INDEMNIFICATION AGREEMENT

               THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made as of this ___ day of __________, 1996, by and between CAPITAL ALLIANCE INCOME TRUST, A REAL ESTATE INVESTMENT TRUST, a Delaware corporation (the "Trust"), and _______________________________ ("Indemnitee").

               WHEREAS, the Trust and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance; and

               WHEREAS, the Trust and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

               WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Trust may not be willing to continue to serve as officers and directors without additional protection; and

               WHEREAS, the Trust desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Trust and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law;

               NOW, THEREFORE, the TRUST AND INDEMNITEE HEREBY AGREE as follows:

               1. Indemnification. The Trust shall indemnify, and advance expenses to Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement. For purposes of this Agreement, the term "expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in any proceeding, including any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, whether or not initiated prior to the effective date hereof.

                             (a) Third Party Proceedings. The Trust shall
indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other that an action by or in the right of the Trust) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Trust, or any subsidiary of the Trust, by reason of any action or inaction on the part of Indemnitee while an officer, director, employee or agent, or by reason of the fact that Indemnitee is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Trust, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action or proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Trust, or, with respect to any criminal action or proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful.


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                             (b) Proceedings By or in the Right of the Trust.
The Trust shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Trust or any subsidiary of the Trust to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Trust, or any subsidiary of the Trust, by reason of any action or inaction on the part of Indemnitee while an officer, director, employee or agent, or by reason of the fact that Indemnitee is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Trust and its shareholders, except that no indemnification shall be made in respect of any claim, issue or matters to which Indemnitee shall have been adjudged to be liable to the Trust in the performance of Indemnitee's duty to the Trust and its shareholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

               2. Agreement to Serve. Indemnitee agrees to serve in the capacity set forth on the signature page of this Agreement. Indemnitee may, at any time and for any reason, resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law). The Trust shall have no obligation under this Agreement to continue Indemnitee in any position with the Trust.

               3. Expenses: Indemnification Procedure.

                  (a) Advance of Expenses. The Trust shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding referenced in Section 1 hereof (but not amounts actually paid in settlement of any such action or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Trust as authorized hereby. The advances to be made hereunder shall be paid by the Trust to Indemnitee within ten (10) days following delivery of a written request therefor by Indemnitee to the Trust.

                  (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Trust notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Trust shall be directed to the Chief Executive Officer of the Trust at the address shown on the signature page of this Agreement (or such other address as the Trust shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Trust. In addition, Indemnitee shall give the Trust such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  (c) Procedure. Any indemnification provided for in Section 1 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Trust's Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Trust within forty-five (45) days after a written request for payment thereof has first been received by the Trust, Indemnitee may, but need not, at any time thereafter bring an action against the Trust to recover the unpaid amount of the claim and, subject to
Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding an advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable laws for the Trust to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Trust, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that, if the Trust contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Trust (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in circumstances


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because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Trust (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Ind emnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

                             (d) Notice to Insurers. If, at the time of the
receipt of a notice of a claim pursuant to Section 3(b) hereof, the Trust has director and officer liability insurance in effect, the Trust shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Trust shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                             (e) Selection of Counsel. In the event the Trust
shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Trust, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Trust, the Trust will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Trust,
(B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Trust and Indemnitee in the conduct of any such defense or
(C) the Trust shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Trust.

               4. Additional Indemnification Rights; Nonexclusivity.

                             (a) Scope. Notwithstanding any other provision of
this Agreement, the Trust hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized or is otherwise prohibited by the other provisions of this Agreement, the Trust's Articles of Incorporation, the Trust's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee or agent, such changes shall be ipso facto, within the purview of Indemnitee's rights and the Trust's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee or agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                             (b) Nonexclusivity. The indemnification by this
Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Trust's Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the General Trust Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered proceeding.

               5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Trust for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Trust shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

               6. Directors' and Officers' Liability Insurance. The Trust shall, from time to time, make the good faith determination whether or not it is practicable for the Trust to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Trust with coverage for losses from wrongful acts, or to ensure the Trust's performance of its indemnification obligations under this Agreement. Among other considerations, the Trust will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all

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policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Trust's directors, if Indemnitee is a director; or of the Trust's officers, if Indemnitee is not a director of the Trust but is an officer; or of the Trust's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Trust shall have no obligation to obtain or maintain such insurance if the Trust determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Trust.

               7. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

               8. Exceptions. Except as provided in Section 4(a) hereof, the Trust shall not be obligated pursuant to the terms of this Agreement:

                  (a) Excluded Acts. To indemnify Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under the General Trust Law of the State of Delaware;

                  (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the General Trust Law of the State of Delaware, but such indemnification or advancement of expenses may be provided by the Trust in specific cases if the Board of Directors has approved the initiation or bringing of such suit;

                  (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

                  (d) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Trust.

               9. Effectiveness of Agreement. This Agreement shall be effective as of the date set forth on the first page and shall apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Trust, or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, at the time such act or omission occurred.

               10. Construction of Certain Phrases.

                  (a) For purposes of this Agreement, references to the "Trust" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, Indemnitee shall stand in the same position under the


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provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                             (b) For purposes of this Agreement, references to
"other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Trust" shall include any service as a director, officer, employee or agent of the Trust which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.

               11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

               12. Successors and Assigns. This Agreement shall be binding upon the Trust and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

               13. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Trust under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and crossclaims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

               14. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

               15. Consent to Jurisdiction. The Trust and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

               16. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of California as applied to contracts entered into and to be performed primarily within California.


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               IN WITNESS WHEREOF, The parties hereto have executed this
Agreement as of the date first above written.


                                           CAPITAL ALLIANCE INCOME TRUST,
                                           A REAL ESTATE INVESTMENT TRUST
                                           a Delaware corporation
                                           50 California Street, Suite 2020
                                           San Francisco, CA 94111

                                           By:
                                                ------------------------------
                                           Its:
                                                ------------------------------


AGREED TO AND ACCEPTED:

INDEMNITEE:


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(Type Name)                                (Capacity in which Employed by Trust)

- ----------------------------
(Signature)

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(Address)                                  (City, State, Zip)

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